                                                            EXHIBIT 99(a)(1)(ii)
                            MEMBERWORKS INCORPORATED

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                PURSUANT TO THE
               OFFER TO PURCHASE FOR CASH DATED NOVEMBER 15, 2004
                                       BY

                            MEMBERWORKS INCORPORATED
                                       OF
                   UP TO 500,000 SHARES OF ITS COMMON STOCK,
                           PAR VALUE $0.01 PER SHARE
                  AT A PURCHASE PRICE NOT GREATER THAN $35.00
                         NOR LESS THAN $30.00 PER SHARE

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 15, UNLESS THE TENDER OFFER IS EXTENDED.

                    The Depositary for the Tender Offer is:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY
                       MAIDEN LANE, PLAZA LEVEL -- LOBBY
                               NEW YORK, NY 10038

           By Mail:                         By Hand:                  By Overnight Courier:
 American Stock Transfer and      American Stock Transfer and      American Stock Transfer and
        Trust Company                    Trust Company                    Trust Company
59 Maiden Lane, Plaza Level --   59 Maiden Lane, Plaza Level --          6201 15th Avenue
            Lobby                            Lobby                      Brooklyn, NY 11219
      New York, NY 10038               New York, NY 10038

                           By Facsimile Transmission:

                        (For Eligible Institutions Only)
                                 (718) 234-5001

                             For Confirmation Only:

                           Telephone: (800) 937-5449

     THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO MEMBERWORKS INCORPORATED OR THE ALTMAN GROUP, INC., THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be used by stockholders of MemberWorks Incorporated ("MemberWorks") only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," pursuant to Section 3 of the Offer to Purchase.

     Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the Expiration Date (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the Expiration Date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Your attention is directed in particular to the following:

          1. If you want to retain your shares, you do not need to take any action.

          2. If you want to participate in the tender offer and wish to maximize the chance of having MemberWorks Incorporated accept for payment shares you are tendering hereby, you should check the box marked "shares Tendered at Price Determined Under the Tender Offer" below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election has the same effect as if you had selected the minimum price of $30.00 per share.

          3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "shares Tendered at Price Determined by Stockholder" below and complete the other portions of this Letter of Transmittal as appropriate.

     IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE STOCKHOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED STOCKHOLDER(S)                               NUMBER OF SHARES
              (PLEASE FILL IN EXACTLY                       CERTIFICATE             REPRESENTED BY            NUMBER OF SHARES
         AS NAME(S) APPEAR ON CERTIFICATES                  NUMBER(S)*              CERTIFICATES*                TENDERED**
-----------------------------------------------------------------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Number of Shares Tendered*
-----------------------------------------------------------------------------------------------------------------------------------
Indicate in the space below the order (by certificate number) in which shares are to be purchased in event of proration*** (attach additional signed list if necessary): See Instruction 10
1st: ________   2nd: ________  3rd: ________  4th: ________  5th: ________
-----------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Stockholders tendering by book-entry transfer.
 ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered.
    See Instruction 4.
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 10.
-----------------------------------------------------------------------------------------------------------------------------------

[ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, misplaced or destroyed. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call the depositary at 1-800-937-5499 to obtain an affidavit of loss and for further instructions as to the determination of the requirement for posting of a bond. See Instruction 16.

                                  TENDER OF SHARES

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED SHARES ARE ENCLOSED.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name(s) of Tendering Institution(s):
--------------------------------------------------------------------------------

    Account number:
--------------------------------------------------------------------------------

     Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

    Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

    Window Ticket Number (if any):
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery:
--------------------------------------------------------------------------------

    Account Number (if delivered by Book-Entry Transfer):
--------------------------------------------------------------------------------

     Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. (SEE INSTRUCTION 16)

                                    ODD LOTS
                              (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

     To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record an aggregate of fewer than 100 shares.

     The undersigned either (CHECK ONE BOX):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that:

     (a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record owner; and

     (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

     In addition, the undersigned is tendering shares either (CHECK ONE BOX):

[ ] at the price per Share indicated under "Shares Tendered at Price Determined by Stockholder" in Box A on page 8 of this Letter of Transmittal; or

[ ] at the purchase price, as the same shall be determined by MemberWorks in accordance with the terms of the tender offer (persons checking this box should check Box B on page 8).

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 11
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To American Stock Transfer and Trust Company:

     The undersigned hereby tenders to MemberWorks Incorporated, an Delaware corporation ("MemberWorks"), the above-described shares of MemberWorks common stock, par value $0.01 per share (the "shares"), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in MemberWorks's Offer to Purchase, dated November 15, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, MemberWorks all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of MemberWorks and hereby irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the depositary also acts as the agent of MemberWorks), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of MemberWorks, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          2. present certificates for such shares for cancellation and transfer on MemberWorks's books; and

          3. receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

     The undersigned hereby covenants, represents and warrants to MemberWorks that:

          1. the undersigned understands that tendering shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          2. when and to the extent MemberWorks accepts the shares for purchase, MemberWorks will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

          3. on request, the undersigned will execute and deliver any additional documents the depositary or MemberWorks deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

     Please note that MemberWorks rescinds the prior language contained in representation number four. MemberWorks no longer requires the undersigned to covenant, represent and warrant to MemberWorks that the undersigned has read the terms of the tender offer.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such shares are being tendered should be indicated in the box below.

     The undersigned understands that MemberWorks will, upon the terms and subject to the conditions of the tender offer, determine a single per Share purchase price, not in excess of $35.00 nor less than $30.00 per Share, that it will pay for shares properly tendered and not properly withdrawn prior to the Expiration Date under the tender offer, taking into account the number of shares so tendered and the prices specified (in increments of $0.50) by tendering stockholders. The undersigned understands that MemberWorks will select the lowest purchase price that will allow it to purchase 500,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $35.00 nor less than $30.00 per Share, under the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its odd lot, proration and conditional tender provisions, and that MemberWorks will return all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Date.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, MemberWorks may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that MemberWorks has no obligation, under the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if MemberWorks purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by MemberWorks for payment will constitute a binding agreement between the undersigned and MemberWorks upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by MemberWorks will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

               PRICE PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------

                                     BOX A

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

     By checking one of the boxes below instead of the box under Box B, "Shares Tendered at Price Determined Under the Tender Offer," I hereby tender shares at the price checked. I understand this action could result in none of the shares being purchased if the purchase price determined by MemberWorks for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

     PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED (CHECK THE APPROPRIATE BOX TO INDICATE THE TENDER PRICE, NOT TO BE LESS THAN $30.00 AND NOT TO EXCEED $35.00):

[ ] $30.00            [ ] $31.00       [ ] $32.00       [ ] $33.00       [ ] $34.00       [ ] $35.00

[ ] $30.50            [ ] $31.50       [ ] $32.50       [ ] $33.50       [ ] $34.50

     Check the appropriate box above or, alternatively, check the box below under Box B, "Shares Tendered at Prices Determined Under the Tender Offer". Unless you check the box under Box B, if you do not check one and only one of the boxes above, you will not have validly tendered your shares.
--------------------------------------------------------------------------------

                                     BOX B

           SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER

[ ] I, as the undersigned, want to maximize the chance of having MemberWorks accept for purchase all of the shares that I am tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the boxes in Box A, I hereby tender shares at, and am willing to accept, the purchase price determined by MemberWorks in accordance with the terms of the tender offer. I understand this action has the same effect as if I selected the minimum price of $30.00 per share.

YOU WILL NOT HAVE VALIDLY TENDERED YOUR SHARES IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED.

                     CONDITIONAL TENDER (SEE INSTRUCTION 6)
--------------------------------------------------------------------------------

     A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased (as described in Section 6 of the Offer to Purchase). Unless the minimum number of shares indicated below is purchased by MemberWorks in the tender offer, none of the shares tendered by such stockholder will be purchased. It is the responsibility of the stockholder to calculate the minimum number of shares that must be purchased if any are purchased, and MemberWorks urges stockholders to consult their own tax advisor before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] Minimum number of shares that must be purchased, if any are purchased:
          shares.

If, because of proration, the minimum number of shares designated will not be purchased, MemberWorks may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the box below.

[ ] The tendered shares represent all shares held by the undersigned.

                        A. SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 7 AND 11)

  To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Name
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                        B. SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 7, 8 AND 11)

     To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price is to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Name
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------
                  ACCOUNT NUMBER TO CREDIT SHARES DELIVERED BY
                     BOOK-ENTRY TRANSFER AND NOT PURCHASED

                                   IMPORTANT
              STOCKHOLDER(S) SIGN HERE (SEE INSTRUCTIONS 1 AND 7)
     (PLEASE ALSO COMPLETE AND RETURN SUBSTITUTE FORM W-9 CONTAINED HEREIN)

     Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by Share certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 7.

X
------------------------------------------------------

X
------------------------------------------------------
                  SIGNATURE(S) OF HOLDER(S)

Dated: ------------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
                         -------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                 -----------------------------------------------

Taxpayer Identification or
Social Security Number:
                              --------------------------------------------------

                 (COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 7)

Authorized Signature
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:  -----------------------------------------------

Dated: ------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

     1. Guarantee of Signatures.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity, referred to as an "Eligible Institution".

     In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 7.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or if tenders are to be made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be received by the depositary before the Expiration Date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that MemberWorks may enforce such agreement against such participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the Expiration Date, or whose shares cannot be delivered before the Expiration Date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three business days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL,

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     MemberWorks will not accept any alternative or contingent tenders, nor will it purchase any fractional shares except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate(s) are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, promptly after the Expiration Date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

     5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the stockholder must either (1) check the box indicating the price per share at which such stockholder is tendering shares in Box A above, titled "Shares Tendered at Price Determined by Stockholder" in this Letter of Transmittal; or (2) check the box above in Box B, captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having MemberWorks purchase all of the shares tendered (subject to the possibility of proration). Selecting Box B has the same effect as selecting the minimum price per share of $30.00. A stockholder may complete only Box A or Box
B. If both Box A and Box B are completed, or neither Box A nor Box B are completed, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. To obtain additional copies of this Letter of Transmittal, contact the Information Agent (as defined in the Offer to Purchase) at the telephone number and address set forth on the back cover of this Letter of Transmittal. The same shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

     6. Conditional Tenders. As described in Section 3 and Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If MemberWorks is to purchase less than all of the shares tendered before the Expiration Date and not properly withdrawn, the depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 500,000 then, to the extent feasible, MemberWorks will select enough of such conditional tenders that would otherwise have been so withdrawn to permit MemberWorks to purchase 500,000 shares. In selecting among such conditional tenders, MemberWorks will select by random lot and will limit its purchases in each case to the designated minimum number of shares to be purchased. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available for stockholders seeking to take steps to have shares sold pursuant to the offer treated as a sale of the shares, rather than the payment of a dividend, for U.S. federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult with his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 14 of the Offer to Purchase.

     Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

     7. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to MemberWorks of their authority so to act.

     8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. MemberWorks will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. However, if:

          (a) payment of the purchase price is to be made to any person other than the registered holder(s); or

          (b) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal; or

          (c) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s), then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     9. Odd Lots. As described in Section 1 of the Offer to Purchase, if MemberWorks is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such holder's shares at or below the purchase price. This preference will not be available unless all of such holder's shares are tendered at or below the purchase price. This preference will not be available unless the box captioned "Odd Lots" is completed.

     10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     11. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned "Special Payment Instructions" and/or the box captioned "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 7.

     12. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefore and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by MemberWorks in its sole discretion, which determinations shall be final and binding on all parties. MemberWorks reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of MemberWorks, be unlawful. MemberWorks also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular stockholder, and MemberWorks's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as MemberWorks shall determine. None of MemberWorks, the depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     14. Tax Identification Number and Backup Withholding. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the depositary that it is not subject to backup withholding. If the depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the depositary is not provided with a TIN prior to payment, the depositary will withhold 28% on all such payments. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, certain Non-U.S. Holders (as defined below) and corporations) are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder's exempt status. Such statement can be obtained from the depositary.

     15. Withholding on Non-U.S. Holders. Even if a Non-U.S. Holder (as defined below) has provided the required certification to avoid backup withholding, the depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder's agent unless the depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. In general, a "Non-U.S. Holder" is any stockholder that for U.S. federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or (or other entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of such income, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or (b) the trust is considered a U.S. person for U.S. federal income tax purposes pursuant to an election made under applicable Treasury regulations. In order to obtain a reduced rate of withholding pursuant to income tax treaty, a Non-U.S. Holder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the depositary a properly completed and executed IRS Form W-8ECI. The depositary will determine a stockholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     16. Lost, Stolen, Destroyed or Mutilated Certificates. If you are unable to locate the Certificate(s) representing your shares, contact the depositary at 1-800-937-5449. The depositary will instruct you on the procedures to follow. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required Certificate(s) to the depositary.

     17. The MemberWorks 401(k) Profit Sharing Plan and the MemberWorks Employee Stock Purchase Plan. Participants in the MemberWorks 401(k) Profit Sharing Plan whose shares are held through Bankers Trust Co., NA and the MemberWorks Employee Stock Purchase Plan whose shares are held through Computershare Trust Company Incorporated may not use this Letter of Transmittal to direct the tender of shares held in their plan accounts. Participants in such plans are urged to carefully read the "Letter from Bankers Trusts Co., NA to the Participants in the MemberWorks 401(k) Profit Sharing Plan" or the "Letter from Computershare Trust Company Incorporated to the Participants in the MemberWorks Employee Stock Purchase Plan" sent to them separately.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is such stockholder's social security number. If the depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service or IRS and payments that are made to such stockholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

     Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such stockholder must submit an appropriate Form W-8BEN (or substitute form), signed under penalties of perjury, attesting to such stockholder's exempt status. A Form W-8BEN can be obtained from the depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Deputy. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the tender offer, the stockholder is required to notify the depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN by the time for payment, the depositary will withhold 28% of all payments of the purchase price to such stockholder.

---------------------------------------------------------------------------------------------------------------------
                                                    PAYOR'S NAME:
---------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE  Social Security Number
    FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.       OR
                                                                                      Employer Identification Number
                                 Name:                                                ---------------------------
                                 ---------------------------------------------------
                                -------------------------------------------------------------------------------------

                                 Business Name
  DEPARTMENT OF THE                                                                    For Payees exempt from backup
  INTERNAL REVENUE               Please check appropriate box                          withholding, check the Exempt
  SERVICE                        [ ] Individual/Sole Proprietor                        box below.
                                 [ ] Corporation
                                 [ ] Partnership  [ ] Other                            [ ] Exempt
                                 --------------------------
                                ---------------------------------------------------
                                 Address
                                ---------------------------------------------------
                                 City, State, Zip Code
                                -------------------------------------------------------------------------------------
                                 PART 2 -- CERTIFICATION                               PART 3 -- AWAITING TIN [ ]
                                 Under penalties of perjury, I certify that:           Please complete the
                                 (1) The number shown on this form is my correct TIN   Certificate of Awaiting
                                 (or I am waiting for a number to be issued to me);    Taxpayer Identification Number
                                 (2) I am not subject to backup withholding because:   below.
                                 (a) I am exempt from backup withholding, or (b) I
                                 have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to report all
                                 interest or dividends, or (c) the IRS has notified
                                 me that I am no longer subject to backup
                                 withholding; and
                                 (3) I am a U.S. person (including a U.S. resident
                                 alien).
                                -------------------------------------------------------------------------------------

 PAYOR'S REQUEST FOR TAXPAYER    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) of Part 2 above if you
 IDENTIFICATION NUMBER ("TIN")   have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
                                 However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see enclosed guidelines.) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                 Signature:                                            Date:
                                 ---------------------------------------------------  -----------------------------
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED PART 3 OF THE SUBSTITUTE FORM W-9 AND ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:
---------------------------------------------------------------- Date:
---------------, 2004